SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Goldman Sachs BDC, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transactions applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

GOLDMAN SACHS BDC, INC.

200 West Street

New York, New York 10282

March 21, 2017

Dear Stockholder:

You are cordially invited to attend the 2017 Annual Meeting (the “Meeting”) of Goldman Sachs BDC, Inc. (the “Company”) to be held on Friday, May 19, 2017, at 10:00 a.m. (Eastern time), at the offices of Goldman Sachs Asset Management, L.P., located at 30 Hudson Street, Jersey City, New Jersey 07302. Please note that if you plan to attend the Meeting in person, photographic identification will be required for admission.

The Meeting is being held (i) to elect two Class III directors of the Company, who will each serve until the 2020 annual meeting of stockholders or until his or her successor is duly elected and qualified, and (ii) to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

A formal Notice of Annual Meeting and Proxy Statement setting forth in detail the matters to come before the Meeting are attached hereto, and a proxy card is enclosed for your use. You should read the Proxy Statement carefully.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS VERY IMPORTANT. If you do not plan to be present in person at the Meeting, you can vote by signing, dating and returning the enclosed proxy card promptly or by using the Internet or telephone voting options as described on your proxy card. If you have any questions regarding the proxy materials, please contact the Company at (800) 621-2550. Your prompt response will help reduce proxy costs—which are paid by the Company and its stockholders—and will also mean that you can avoid receiving follow-up phone calls and mailings.

Sincerely,

/s/ Brendan McGovern

Brendan McGovern

Chief Executive Officer and President

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT.

GOLDMAN SACHS BDC, INC.

200 West Street

New York, New York 10282

NOTICE OF ANNUAL MEETING To Be Held On May 19, 2017

March 21, 2017

Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of Goldman Sachs BDC, Inc. (the “Company”) that:

The 2017 Annual Meeting of Stockholders (the “Meeting”) will be held on Friday, May 19, 2017, at 10:00 a.m. (Eastern time), at the offices of Goldman Sachs Asset Management, L.P., located at 30 Hudson Street, Jersey City, New Jersey 07302, for the following purposes (the “Proposals”):

1.	to elect two Class III directors of the Company, who will each serve until the 2020 annual meeting of the stockholders or until his or her successor is duly elected and qualified; and

2.	to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The matters referred to above are discussed in the Proxy Statement attached to this Notice. The Board of Directors of the Company, including each of the independent directors, unanimously recommends that you vote “FOR” each of the Proposals.

Stockholders of record at the close of business on March 20, 2017 are entitled to receive notice of, and to vote at, the Meeting and at any postponements or adjournments thereof. Each Stockholder is invited to attend the Meeting in person. Please note that if you plan to attend the Meeting in person, photographic identification will be required for admission.

Your vote is extremely important to us. If you will not attend the Meeting in person, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or by telephone. In the event there are not sufficient votes for a quorum or to approve the Proposals at the time of the Meeting, the Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors

of Goldman Sachs BDC, Inc.

/s/ Caroline Kraus

Caroline Kraus

Secretary

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the Meeting, please mark your proxy card, sign it, date it, and return it in the postage-paid envelope provided (unless you are voting by Internet or by telephone). If you sign, date and return a proxy card but give no voting instructions, your shares will be voted “FOR” all of the proposals indicated on the card. If you prefer, you may instead vote via the Internet or by telephone. To vote in this manner, you should refer to the directions below.

To vote via the Internet, please access the website found on your proxy card and follow the on-screen instructions on the website.

To vote by telephone, Stockholders within the United States should call the toll-free number found on the proxy card and follow the recorded instructions. Stockholders outside the United States should vote via the Internet or by submitting a proxy card instead.

You may revoke your proxy at any time at or before the Meeting (1) by notifying the Secretary of the Company in writing at the Company’s principal executive offices, (2) by submitting a properly executed, later-dated proxy or (3) by attending the Meeting and voting in person.

ANNUAL MEETING

OF

GOLDMAN SACHS BDC, INC.

200 West Street

New York, New York 10282

PROXY STATEMENT

March 21, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Goldman Sachs BDC, Inc. (the “Company”) for use at the 2017 Annual Meeting of Stockholders (the “Meeting”), to be held at the offices of Goldman Sachs Asset Management, L.P., located at 30 Hudson Street, Jersey City, New Jersey 07302, on Friday, May 19, 2017, at 10:00 a.m. (Eastern time), and any postponement or adjournment thereof. Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (the “SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact the Company at (800) 621-2550.

This Proxy Statement, the accompanying Notice of Annual Meeting and proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 are being mailed to stockholders (the “Stockholders”) of the Company of record as of March 20, 2017 (the “Record Date”) on or about March 21, 2017.

PURPOSE OF THE MEETING

At the Meeting, you will be asked to vote on the following proposals:

1.	To elect two Class III directors of the Company who will each serve until the 2020 annual meeting of the stockholders or until his or her successor is duly elected and qualified (“Proposal 1”); and

2.	To ratify the selection of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 (“Proposal 2”).

INFORMATION REGARDING THIS SOLICITATION

It is expected that the solicitation of proxies will be primarily by mail. The Company’s officers, and personnel of the Company’s investment adviser and transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, email, facsimile, Internet or in person. If the Company records votes through the Internet or by telephone, it will use procedures designed to authenticate Stockholders’ identities to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their identities have been properly recorded.

The Company will pay the expenses associated with this Proxy Statement and solicitation, in a manner agreed upon by the Board. The Company has engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an

independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The cost of Broadridge’s services with respect to the Company is estimated to be approximately $56,000, plus reasonable out-of-pocket expenses.

To vote by mail, sign, date and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. To vote by Internet or telephone, please use the control number on your proxy card and follow the instructions as described on your proxy card. If you have any questions regarding the proxy materials, please contact the Company at (800) 621-2550. If the enclosed proxy card is properly executed and received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked, the proxy card will be voted “FOR” each of the Proposals described in this Proxy Statement; and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Any person giving a proxy may revoke it at any time before it is exercised (1) by notifying the Secretary of the Company in writing at the Company’s principal executive offices, (2) by submitting a properly executed, later-dated proxy or (3) by attending the Meeting and voting in person.

If (i) you are a member of a household in which multiple Stockholders share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may send to your household only one copy of this Proxy Statement, unless your broker or bank previously received contrary instructions from a Stockholder in your household. If you are part of a household that has received only one copy of this Proxy Statement, the Company will deliver promptly a separate copy of this Proxy Statement to you upon written or oral request. To receive a separate copy of this Proxy Statement, please contact the Company by calling (toll-free) (800) 621-2550 or by mail to the Company’s principal executive offices at Goldman Sachs BDC, Inc., 200 West Street, New York, New York 10282. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 19, 2017

This Proxy Statement is available online at www.proxyvote.com (please have the control number found on your proxy card ready when you visit this website).

INFORMATION REGARDING SECURITY OWNERSHIP

Control Persons and Principal Stockholders

The following table sets forth, as of March 17, 2017, certain ownership information with respect to shares of the Company’s common stock for each of the Company’s current directors (including nominees), executive officers and directors and executive officers as a group, and each person known to the Company to beneficially own 5% or more of the outstanding shares of the Company’s common stock. With respect to persons known to the Company to beneficially own 5% or more of the outstanding shares of the Company’s common stock, such knowledge is based on beneficial ownership filings made by the holders with the SEC and other information known to the Company. The percentage ownership is based on 36,342,786 shares of common stock outstanding as of March 17, 2017.

Name and Address	Type of Ownership (4)	Shares Owned	Percentage
Beneficial owners of 5% or more
The Goldman Sachs Group, Inc. (1)	Beneficial	6,483,653	17.8%

Interested Director
Kaysie Uniacke	Beneficial	10,000	*

Independent Directors
Jaime Ardila	Beneficial	4,683	*
Ashok N. Bakhru	Beneficial	9,965	*
Janet F. Clark	Beneficial	5,000	*
Ross J. Kari	—	—	—
Ann B. Lane	—	—	—

Executive Officers
Brendan McGovern	Beneficial	35,000	*
Jon Yoder	Beneficial	5,000	*
Jonathan Lamm	Beneficial	5,000	*
Maya Teufel	—	—	—
Caroline Kraus	—	—	—
Salvatore Lentini (2)	Beneficial	30,810	*
David Yu	Beneficial	8,000	*
Scott Turco	Beneficial	2,500	*
All executive officers and directors as a group (14 persons) (3)	Beneficial	115,958	*

*	Less than 1%.
(1)	Based on a Schedule 13G/A filed with the SEC on February 13, 2017. The address of The Goldman Sachs Group, Inc. (“Group Inc.”), a Delaware corporation, is 200 West Street, New York, New York 10282. The shares of the Company’s common stock shown in the above table as being owned by Group Inc. include 652,354 shares held directly by Goldman, Sachs & Co (“Goldman Sachs”), a wholly owned subsidiary of Group Inc. Group Inc. disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein. Each of Group Inc. and Goldman Sachs has indicated that it intends to vote the Company’s shares over which it has voting discretion in the same manner and proportion as shares of the Company over which Group Inc. or Goldman Sachs does not have voting discretion.
(2)	2,031 of the shares in the table above are held in trust for the benefit of Mr. Lentini’s children, and Mr. Lentini disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.
(3)	The address for each of the Company’s directors and executive officers is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.
(4)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers and any persons holding more than 10% of the Company’s common stock are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report in this proxy statement any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and executive officers, the Company believes that, with respect to the fiscal year ended December 31, 2016, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, except one Form 5, reporting three transactions in the Company’s common stock during the year ended December 31, 2016, filed late by Salvatore Lentini, an Executive Vice President of the Company, due to shares acquired as part of a non-issuer dividend reinvestment plan.

Dollar Range of Equity Securities Beneficially Owned by Directors

The following table sets out the dollar range of the Company’s equity securities beneficially owned by each of the Company’s directors as of March 17, 2017. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. The Company is not part of a “family of investment companies,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Name of Director	Dollar Range of Equity Securities in the Company (1)(2)
Interested Director
Kaysie Uniacke	over $100,000

Independent Directors
Jaime Ardila	over $100,000
Ashok N. Bakhru	over $100,000
Janet F. Clark	over $100,000
Ross J. Kari	None
Ann B. Lane	None

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)	Dollar ranges were determined using the number of shares beneficially owned as of March 17, 2017 multiplied by the closing sales price of the Company’s common stock as reported on the New York Stock Exchange (the “NYSE”) on March 17, 2017.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is divided into three classes with staggered three-year terms. At each annual meeting of Stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of Stockholders held in the third year following the year of their election. At the Meeting, you will be asked to elect two Class III directors to serve until the 2020 annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation, removal or disqualification. In addition, our Board of Directors has adopted polices which provide that (a) no director shall hold office for more than 15 years and (b) a director shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement has been adopted by a majority of the other directors. These policies may be changed by the directors without a stockholder vote. One director has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.

Information concerning the nominees and other relevant factors is provided below. Using the enclosed proxy card or voting by the Internet or by telephone, a Stockholder may vote his or her shares for or against, or abstain from voting with respect to, the election of any nominee. If the enclosed proxy card is properly executed and received prior to the Meeting (and has not been revoked) but no instructions are marked, the proxies will vote “FOR” each of the nominees.

Each of Mr. Ross J. Kari and Ms. Ann B. Lane has consented to his or her nomination and has agreed to continue to serve if elected. If, at the time of the Meeting, for any reason, either of Mr. Kari or Ms. Lane is not available for election or is not able to serve as a director, the persons named as proxies intend to exercise their voting power in favor of such person as is nominated by the Board as a substitute.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED ABOVE.

Information about the Nominees and Directors

Set forth below are the names of the nominees for Class III directors, as well as each of the continuing directors, and their addresses, ages, terms of office, principal occupations for at least the past five years and any other directorships they hold in companies which are subject to the reporting requirements of the Exchange Act, or are registered as investment companies under the 1940 Act. Directors (including nominees) who (1) are not deemed to be “interested persons,” as defined in the 1940 Act, of the Company, (2) meet the definition of “independent directors” under the corporate governance standards of the NYSE and (3) meet the independence requirements of Section 10A(m)(3) of the Exchange Act are referred to as “Independent Directors.” Ms. Uniacke is deemed to be an “interested person” of the Company and is referred to as the “Interested Director.”

Each of Mr. Kari and Ms. Lane has been nominated for election as a Class III director to serve until the 2020 annual meeting of stockholders. Neither of the nominees is being proposed for election pursuant to any agreement or understanding between such nominee and the Company.

Class III Director Nominees

Name, Age and Address (1)	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Independent Directors
Ross J. Kari (58)	Class III Director	Director since August 2015; term expires 2017 (2020 if re-elected)

Mr. Kari is retired. Formerly, he was Executive Vice President and Chief Financial Officer, Federal Home Loan Mortgage Corporation (Freddie Mac) (2009–2013); and was a Member of the Board of Directors of KKR Financial Holdings, LLC (2007–2014).

Director—the Company and Goldman Sachs Private Middle Market Credit LLC, a privately offered business development company (“GS PMMC”).

None

Ann B. Lane (62)	Class III Director	Director since February 2016; term expires 2017 (2020 if re-elected)

Ms. Lane is retired. Formerly, she was Director, Dealertrack Technologies, Inc. (an automotive software solutions and services company) (2007–2015); and Managing Director, Co-Head of Syndicated & Leveraged Finance and Head of Loan Syndications Capital Markets, JPMorgan Chase & Co. (a financial services company) (2000–2005).

Director—the Company and GS PMMC.

None

Continuing Directors not up for re-election at the Meeting
Name, Age and Address (1)	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Independent Directors
Jaime Ardila (61)	Class II Director	Director since February 2016; term expires 2019

Mr. Ardila is retired. He is Director, Accenture plc (2013–Present); and formerly held senior management positions with General Motors Company (an automobile manufacturer) (1984–1996 and 1998–2016), most recently as Executive Vice President, and President of General Motors’ South America region (2010–2016).

Director—the Company and GS PMMC.

Accenture plc (a management consulting services company); Ecopetrol (an integrated oil company)

Ashok N. Bakhru (74)	Chairman of the Board of Directors; Class I Director	Director since March 2013; term expires 2018

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012–2016), Goldman Sachs MLP Income Opportunities Fund (2013–2016), Goldman Sachs MLP and Energy Renaissance Fund (2014–2016), and Goldman Sachs ETF Trust (2014–2016); Director, Apollo Investment Corporation (a BDC) (2008–2013); President, ABN Associates (a management and financial consulting firm) (1994–1996 and 1998–2012); Trustee, Scholarship America (1998–2005); Trustee, Institute for Higher Education Policy (2003–2008); Director, Private Equity Investors–III and IV (1998–2007) and Equity-Linked Investors II (April 2002–2007).

Chairman of the Board of Directors—the Company; GS PMMC; Goldman Sachs Trust; and Goldman Sachs Variable Insurance Trust. (2)

None

Name, Age and Address (1)	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships

Janet F. Clark (62)	Class I Director	Director since May 2015; term expires 2018

Ms. Clark is retired. She is Director, Texas Instruments Incorporated (2015–Present) and Director, EOG Resources, Inc. (2014–Present); and was formerly Director, Dell, Inc. (a computer technology company) (2011–2013); Director, Exterran Holdings, Inc. (an oil and gas equipment and services company) (2007–2011); Director, Universal Compression Holdings, Inc. (predecessor to Exterran Holdings, Inc.) (2003–2007); and Executive Vice President (2007–2013) and Chief Financial Officer (2004–2013), Marathon Oil Corporation (an independent international energy company).

Director—the Company and GS PMMC.

EOG Resources, Inc. (an independent oil and gas company); and Texas Instruments Incorporated (a semiconductor manufacturer)

Interested Director*
Kaysie Uniacke (56)	Class II Director	Director since January 2014; term expires 2019

Chair of the Board—Goldman Sachs Asset Management International (2013–Present); Director—Goldman Sachs Funds, plc (2013–Present); Advisory Director—Goldman Sachs (2013–Present); Global Chief Operating Officer—Goldman Sachs Asset Management, L.P. (“GSAM”) (2007–2012); Partner, Goldman Sachs (2002–2012); and Managing Director—Goldman Sachs (1997–2002).

Director—the Company, GS PMMC and Goldman Sachs Middle Market Lending Corp., a privately offered business development company (“GS MMLC”).

None

*	Ms. Uniacke is considered to be an “Interested Director” because she holds positions with Goldman Sachs and owns securities issued by Group Inc. Ms. Uniacke holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

(1)	Each nominee and director may be contacted by writing to the nominee or director, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.
(2)	As of March 20, 2017, the Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public) and the Goldman Sachs Variable Insurance Trust consisted of 14 portfolios.

The significance or relevance of a nominee’s or director’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all nominees and directors include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other directors and with representatives of GSAM and its affiliates, other service providers, legal counsel and the Company’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Company and the Stockholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Directors. Based on each nominee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of the other directors, the Board has concluded that each nominee should continue to serve as a director. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each nominee, as well as of the continuing directors, that led the Board to conclude that such individual should serve as a director.

Class III Director Nominees

Independent Directors

Ross J. Kari. Mr. Kari was elected as one of the Company’s directors in August 2015. Mr. Kari is retired. He also serves on the Board of Directors of GS PMMC. Previously, Mr. Kari was Executive Vice President and Chief Financial Officer of Federal Home Loan Mortgage Corporation (Freddie Mac), where he worked for four years. Previously, he held senior management positions at SAFECO Corporation, a personal insurance company, Federal Home Loan Bank of San Francisco, and Wells Fargo & Company, where he began his career and worked for 19 years. Based on the foregoing, Mr. Kari is experienced with financial and investment matters.

Ann B. Lane. Ms. Lane was elected as one of the Company’s directors in February 2016. Ms. Lane is retired. She also serves on the Board of Directors of GS PMMC. She currently serves as Treasurer and as a member of the Board of Directors of Women In Need, a not-for-profit organization, where she chairs the Finance Committee and also serves on the Executive Committee. Ms. Lane was a Director of Dealertrack Technologies, Inc., an automotive software solutions and services company, from 2007 to 2015. Previously, she worked for five years at JPMorgan Chase & Co., a financial services company, as a Managing Director and Co-Head of Syndicated & Leveraged Finance and Head of Loan Syndications Capital Markets. Prior to joining JPMorgan Chase & Co., Ms. Lane held several senior management positions at Citigroup, Inc., a financial services company, where she worked for 18 years. Based on the foregoing, Ms. Lane is experienced with financial and investment matters.

Continuing Directors not up for re-election at the Meeting

Independent Directors

Jaime Ardila. Mr. Ardila was elected as one of the Company’s directors in February 2016. Mr. Ardila is retired. He also serves on the Board of Directors of GS PMMC. Mr. Ardila is a member of the Board of Directors of Accenture plc, a management consulting services company, where he serves as a member of the Finance and Audit Committees, and as a member of the Board of Directors of Ecopetrol, an integrated oil company, where he serves as a member of the Business Committee and the Audit and Risk Committee. Previously, Mr. Ardila worked for 29 years at General Motors Company, an automobile manufacturer, where he held several senior management positions, most recently as Executive Vice President of the company and President of General

Motors’ South America region. Mr. Ardila joined General Motors in 1984. From 1996 to 1998, Mr. Ardila served as the managing director, Colombian Operations, of N M Rothschild & Sons Ltd, before rejoining General Motors in 1998. Based on the foregoing, Mr. Ardila is experienced with financial and investment matters.

Ashok N. Bakhru. Mr. Bakhru was elected as one of the Company’s directors and as the Chairman of the Board in March 2013. Mr. Bakhru is retired. He also serves as director/trustee and as Chairman of the Board of GS PMMC, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Previously, Mr. Bakhru served as Chairman of the Board of Trustees of Goldman Sachs Trust II, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, and Goldman Sachs ETF Trust. He also served as a Director of Apollo Investment Corporation, a BDC, from 2008 to 2013, and as President of ABN Associates, a management and financial consulting firm, and was the Chief Financial Officer, Chief Administrative Officer and Director of Coty Inc., a multinational cosmetics, fragrance and personal care company. In addition, Mr. Bakhru formerly held several senior management positions at Scott Paper Company, a major manufacturer of paper products, including Senior Vice President and Chief Financial Officer. Mr. Bakhru also serves on the Governing Council of the Independent Directors Council and the Board of Governors of the Investment Company Institute, and the Board of Directors of the Mutual Fund Directors Forum. He also serves on the Advisory Board of BoardIQ, an investment publication. In addition, Mr. Bakhru has served as Director of Equity-Linked Investments II and Private Equity Investors III and IV, which are private equity partnerships based in New York City. Mr. Bakhru was also a Director of Arkwright Mutual Insurance Company. Based on the foregoing, Mr. Bakhru is experienced with financial and investment matters.

Janet F. Clark. Ms. Clark was elected as one of the Company’s directors in May 2015. Ms. Clark is retired. She also serves on the Board of Directors of GS PMMC. Ms. Clark currently serves as a Director and Chair of the Audit Committee, and member of the Compensation, and Nominating and Governance Committees at EOG Resources, Inc., an independent oil and gas company, and as a Director and member of the Audit Committee of Texas Instruments Incorporated, a semiconductor manufacturer. Ms. Clark was formerly a Director for Dell, Inc., a computer technology company, Exterran Holdings, Inc., an oil and gas equipment and services company, and Universal Compression Holdings, Inc., predecessor to Exterran Holdings, Inc. Previously, Ms. Clark served as Executive Vice President and Chief Financial Officer of Marathon Oil Corporation, an independent international energy company. Before joining Marathon Oil Corporation, Ms. Clark held several senior management positions with independent oil and gas exploration and production companies including Nuevo Energy Company and Santa Fe Energy Resources, among others, where she led different functional groups within each company, including finance, accounting, internal audit and investor relations. Ms. Clark also serves as a Director on the nonprofit boards of Houston Symphony Orchestra, Houston Public Media Foundation, NPR Foundation, Teach for America, Inc. – Houston Region and YES Prep Public Schools. Ms. Clark also serves on the Rice University—Jones Graduate School of Management Council of Overseers and is a member of the Federal Reserve Bank of Dallas’ Business and Community Advisory Council. Based on the foregoing, Ms. Clark is experienced with accounting, financial and investment matters.

Interested Director

Kaysie Uniacke. Ms. Uniacke was elected as one of the Company’s directors in January 2014. Ms. Uniacke is the chair of the board of Goldman Sachs Asset Management International, serves on the boards of the Goldman Sachs Luxembourg and Dublin family of funds, GS PMMC and GS MMLC and is an advisory director to Group Inc. Previously, she was global chief operating officer of GSAM’s portfolio management business until 2012 and served on the Investment Management Division Client and Business Standards Committee. Prior to this, she was president of Goldman Sachs Trust, the GS mutual fund family, and was head of the Fiduciary Management business within Global Manager Strategies, responsible for business development and client service globally. Earlier in her career, Ms. Uniacke managed GSAM’s U.S. and Canadian Distribution groups. In that capacity, she was responsible for overseeing all North American institutional and third-party sales channels, marketing and client service functions, for which client assets exceeded $200 billion. Before that, Ms. Uniacke was head of GSAM’s Global Cash Services business, where she was responsible for overseeing the management of assets exceeding $100 billion. Ms. Uniacke worked at Goldman Sachs from 1983 to 2012, where she was named managing director in 1997 and partner in 2002. Ms. Uniacke serves on the board of Person-to-Person, a non-profit organization that supports the working poor in lower Fairfield County, CT. Based on the foregoing, Ms. Uniacke is experienced with financial and investment matters.

Compensation of Directors

From January 1, 2016 to March 31, 2016, each Independent Director was compensated with an $110,000 annual fee for his or her services as a director. The Independent Directors also earned $2,500 plus reasonable out-of-pocket expenses for each Board meeting attended in person ($1,250 if attending telephonically) and $1,000 plus reasonable out-of-pocket expenses for each committee meeting attended in person ($500 if attending telephonically). In addition, the Chairman of the Board earned an annual fee of $40,000 and the director designated as the “audit committee financial expert,” as defined in Item 407 of Regulation S-K, earned an annual fee of $10,000 for their additional services in these capacities.

Effective April 1, 2016, the annual fee that each of the Independent Director receives as compensation for his or her services as a director increased from $110,000 to $130,000. The Chairman of the Board continues to earn an additional annual fee of $40,000 and the director designated as the “audit committee financial expert,” as defined in Item 407 of Regulation S-K, continues to earn an additional annual fee of $10,000 for their additional services in these capacities. The Independent Directors no longer receive additional compensation for each meeting attended, but continue to be reimbursed for travel and other expenses incurred in connection with attending board and committee meetings. The Company may also pay the incidental costs of a director to attend training or other types of conferences relating to the BDC industry. In addition, the Company purchases directors’ and officers’ liability insurance on behalf of the directors.

It is the responsibility of the Independent Directors to review their own compensation and recommend to all of the directors the appropriate level of compensation. This level of compensation may be adjusted from time to time. In conducting their review, the Independent Directors use such information as they deem relevant, including compensation paid to directors of other business development companies of similar size and the time and effort required of the directors in fulfilling their responsibilities to the Company.

The following table shows information regarding the compensation earned by the Independent Directors for the fiscal year ended December 31, 2016. No compensation is paid by the Company to any Interested Director or executive officer of the Company.

	Total Compensation From the Company (1)(2)	Total Compensation From Goldman Sachs Fund Complex (1)
Interested Director
Kaysie Uniacke (3)	—	—

Independent Directors
Jaime Ardila (4)	$131,750	$151,750
Ashok N. Bakhru (5)	$175,500	$925,500
Janet Clark	$134,250	$154,250
Ross Kari	$134,250	$154,250
Ann B. Lane (6)	$131,750	$151,750

Former Independent Directors
John P. Coblentz, Jr. (7) (8)	$145,500	$395,500
Richard P. Strubel (9)	$135,500	$355,500

(1)	Reflects compensation earned during the year ended December 31, 2016.

(2)	The Company did not award any portion of the fees earned by its directors in stock or options during the year ended December 31, 2016. The Company does not have a profit-sharing plan, and directors do not receive any pension or retirement benefits from us.
(3)	Ms. Uniacke is an Interested Director and, as such, receives no compensation from the Company or the Goldman Sachs Fund Complex for her service as director or trustee.
(4)	Mr. Ardila was appointed to the Board in February 2016.
(5)	Includes compensation as Chairman of the Board.
(6)	Ms. Lane was appointed to the Board in February 2016.
(7)	Includes compensation as “audit committee financial expert.”
(8)	Pursuant to the Company’s corporate governance guidelines, Mr. Coblentz retired from the Board as of December 31, 2016.
(9)	Pursuant to the Company’s corporate governance guidelines, Mr. Strubel retired from the Board as of December 31, 2016.

Board Composition and Leadership Structure

The Company’s business and affairs are managed under the direction of the Board. The Board consists of six members, five of whom are Independent Directors. The Board elects the Company’s officers, who serve at the discretion of the Board. The responsibilities of the Board include quarterly valuation of the Company’s assets, corporate governance activities, oversight of the Company’s financing arrangements and oversight of its investment activities.

The Board’s role in the management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by GSAM as part of its day-to-day management of the Company’s investment activities. The Board reviews risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of GSAM as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with the Company’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of the Company’s investments.

The Board has established an Audit Committee, Governance and Nominating Committee, Compensation Committee, Compliance Committee and Contract Review Committee. The scope of each committee’s responsibilities is discussed in greater detail below.

Ashok N. Bakhru, an Independent Director, serves as Chairman of the Board. The Board believes that it is in the best interests of the Stockholders for Mr. Bakhru to lead the Board because of his familiarity with the Company’s portfolio companies, his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described above. Mr. Bakhru will generally act as a liaison between management, officers and attorneys between meetings of the Board and preside over all executive sessions of the Independent Directors without management. The Board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board also believes that its size creates an efficient corporate governance structure that provides opportunity for direct communication and interaction between management and the Board.

The Board had 10 formal meetings in 2016. Each nominee and continuing director that was a member of the Board during the fiscal year ended December 31, 2016 attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which he or she served. To promote effectiveness of the Board, directors are strongly encouraged to attend regularly scheduled Board meetings in person.

One of the Company’s directors attended the 2016 Annual Meeting of Stockholders.

Committees of the Board

Audit Committee

The members of the Audit Committee are Mr. Ardila, Mr. Bakhru, Ms. Clark, Mr. Kari and Ms. Lane, each of whom is an Independent Director. Each of Mr. Ardila and Ms. Clark simultaneously serves on the audit committees of more than three public companies and the Board has determined that their simultaneous service on the audit committees of other public companies does not impair their ability to effectively serve on the Audit Committee. Mr. Kari serves as Chairman of the Audit Committee. The Board and the Audit Committee have determined that Mr. Kari is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K.

The Audit Committee is responsible for overseeing matters relating to the appointment and activities of the Company’s auditors, audit plans and procedures, various accounting and financial reporting issues and changes in accounting policies, and reviewing the results and scope of the audit and other services provided by the independent public accountants. The Audit Committee is also responsible for aiding the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Audit Committee’s charter is available on the Company’s website (https://www.goldmansachsbdc.com).

The Audit Committee held seven formal meetings in 2016.

Governance and Nominating Committee

The members of the Governance and Nominating Committee are Mr. Ardila, Mr. Bakhru, Ms. Clark, Mr. Kari and Ms. Lane, each of whom is an Independent Director. Mr. Bakhru serves as the Chairman of the Governance and Nominating Committee. The Governance and Nominating Committee is responsible for identifying, researching and nominating Independent Directors for election by the Stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and management.

All candidates nominated for an Independent Director position must meet applicable independence requirements and have the capacity to address financial and legal issues and exercise reasonable business judgment. The Governance and Nominating Committee considers a variety of criteria in evaluating candidates (including candidates nominated by a Stockholder), including (1) experience in business, financial or investment matters or in other fields of endeavor; (2) financial literacy and/or whether he or she is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K; (3) reputation; (4) ability to attend scheduled Board and committee meetings; (5) general availability to attend to Board business on short notice; (6) actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Company; (7) length of potential service; (8) commitment to the representation of the interests of the Company and the Stockholders; (9) commitment to maintaining and improving his or her skills and education; (10) experience in corporate governance and best business practices; and (11) the diversity that he or she would bring to the Board’s composition.

The Governance and Nominating Committee considers nominees properly recommended by a Stockholder. The Company’s bylaws provide that for any nomination to be properly brought by a Stockholder for a meeting, such Stockholder must comply with advance notice requirements and provide the Company with certain information. Generally, to be timely, a Stockholder’s notice must be received at the Company’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of Stockholders. The Company’s bylaws further provide that nominations of persons for election to the Board at a special meeting may be made only by or at the direction of the Board and, provided that the Board has determined that directors will be elected at the meeting, by a Stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. The Governance and Nominating Committee’s charter is available on the Company’s website (https://www.goldmansachsbdc.com).

The Governance and Nominating Committee held four formal meetings in 2016.

Compensation Committee

The members of the Compensation Committee are Mr. Ardila, Mr. Bakhru, Ms. Clark, Mr. Kari and Ms. Lane, each of whom is an Independent Director. The Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of the Company’s chief executive officer and all other executive officers. The Compensation Committee also assists the Board with matters related to compensation generally. As none of the Company’s executive officers currently is compensated by the Company, the Compensation Committee does not produce and/or review a report on executive compensation practices. The Compensation Committee’s charter is available on the Company’s website (https://www.goldmansachsbdc.com).

The Compensation Committee did not hold any formal meetings in 2016.

Compliance Committee

The members of the Compliance Committee are Mr. Ardila, Mr. Bakhru, Ms. Clark, Mr. Kari and Ms. Lane, each of whom is an Independent Director. Mr. Bakhru serves as Chairman of the Compliance Committee. The Compliance Committee is responsible for overseeing the Company’s compliance processes, and insofar as they relate to services provided to us, the compliance processes of the investment adviser, underwriters (if any), administrator and transfer agent, except that compliance processes relating to the accounting and financial reporting processes and certain related matters are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee’s charter is available on the Company’s website (https://www.goldmansachsbdc.com).

The Compliance Committee held three formal meetings in 2016.

Contract Review Committee

The members of the Contract Review Committee are Mr. Ardila, Mr. Bakhru, Ms. Clark, Mr. Kari and Ms. Lane, each of whom is an Independent Director. Mr. Bakhru serves as Chairman of the Contract Review Committee. The Contract Review Committee is responsible for overseeing the processes of the Board for reviewing and monitoring performance under our investment management, placement agent (if any), principal underwriting (if any), transfer agency and certain other agreements with our investment adviser and its affiliates. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of our other service providers, including our custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee’s charter is available on the Company’s website (https://www.goldmansachsbdc.com).

The Contract Review Committee had one formal meeting in 2016.

Information about Executive Officers who are not Directors

Set forth below is certain information about the Company’s executive officers who are not directors:

Name	Age	Positions with the Company
Brendan McGovern	46	Chief Executive Officer and President
Jon Yoder	43	Chief Operating Officer
Jonathan Lamm	42	Chief Financial Officer and Treasurer
Maya Teufel	44	Chief Compliance Officer
Salvatore Lentini	44	Executive Vice President
David Yu	35	Executive Vice President and Head of Research
Scott Turco	39	Executive Vice President

The address for each executive officer is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. Each officer holds office at the pleasure of the Board until the next election of officers or until his or her successor is duly elected and qualifies.

Brendan McGovern. Mr. McGovern was appointed as the Company’s chief executive officer and president in March 2013. Mr. McGovern heads GSAM’s Private Credit Group, is the chief executive officer and president of GS PMMC and GS MMLC and also serves as co-head and senior portfolio manager of the GSAM Credit Alternatives portfolio management team. He is also the Chair and a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of the Company’s investments. Mr. McGovern joined the firm in 2006. Prior to joining the firm, Mr. McGovern served as a managing director in the Global Investment Group at Amaranth Advisors, where he co-headed the fund’s private placement efforts for both debt and equity linked products in the United States. He is also on the board of directors for the Oxalosis and Hyperoxaluria Foundation.

Jon Yoder. Mr. Yoder was appointed as the Company’s chief operating officer in March 2013. Mr. Yoder is the chief operating officer of GS PMMC and GS MMLC and a member of GSAM’s Private Credit Group with a focus on sourcing, structuring and executing privately negotiated debt financings. He is also a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of the Company’s investments. Mr. Yoder joined the firm in 2005. Prior to joining the firm, he was a member of the mergers and acquisitions and private equity groups at Paul, Weiss, Rifkind, Wharton & Garrison, LLP.

Jonathan Lamm. Mr. Lamm was appointed as the Company’s chief financial officer and treasurer in March 2013. Mr. Lamm is also the chief financial officer and treasurer of GS PMMC and GS MMLC and chief operating officer of the GSAM Credit Alternatives portfolio management team, responsible for the operations of the business, including business financials, infrastructure support, and IT project management, as well as the continuous improvement of the control environment. Mr. Lamm is secretary and a non-voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of the Company’s investments. He joined the firm in 2002. Prior to joining the firm, Mr. Lamm worked in the securities audit practice at Deloitte & Touche LLP.

Maya Teufel. Ms. Teufel was appointed as the Company’s chief compliance officer in December 2016. Ms. Teufel is also the chief compliance officer of GS PMMC, GS MMLC and Goldman Sachs Trust II. Prior to joining GSAM in September 2016, she was, from November 2013 to August 2016, the General Counsel and Chief Compliance Officer of Emerging Global Advisors, LLC (currently part of Ameriprise Financial). While at Emerging Global Advisors, Ms. Teufel also held the position of fund chief compliance officer from October 2015 to August 2016. Prior to joining Emerging Global Advisors, she was, from July 2005 to November 2013, Vice President, Corporate Counsel at Prudential Insurance Company of America, a subsidiary of Prudential Financial Inc., an insurance and financial services company. Prior to Prudential, Ms. Teufel was an associate in the mergers and acquisitions groups of Sullivan & Cromwell LLP and Gibson, Dunn & Crutcher LLP.

Salvatore Lentini. Mr. Lentini was appointed as an executive vice president of the Company in March 2013. Mr. Lentini is executive vice president of GS PMMC and GS MMLC and co-head and senior portfolio manager of the GSAM Credit Alternatives portfolio management team and also serves as its head of liquid credit and trading. Mr. Lentini is also a voting member of Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of the Company’s investments. Mr. Lentini joined the firm in 2006. Prior to joining the firm, Mr. Lentini was a managing director in the Global Investments Group at Amaranth Advisors, where he was responsible for trading all credit products within the United States. Before joining Amaranth, he was responsible for trading high yield and crossover debt at the Royal Bank of Scotland (RBS). Earlier, Mr. Lentini traded high yield fixed income for PaineWebber.

Scott Turco. Mr. Turco was appointed as an executive vice president of the Company in February 2015. Mr. Turco is executive vice president of GS PMMC and GS MMLC and a member of the GSAM Private Credit Group with a focus on sourcing, structuring and executing privately negotiated debt financings. He is also a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of the Company’s investments. Mr. Turco joined the firm in 2013. Prior to joining the firm, Mr. Turco was a Director at THL Credit, Inc., where he focused on sourcing and underwriting investments across the capital structure of middle-market public and private companies. Before THL Credit, Mr. Turco was an associate at Gabelli & Company, Inc., where he was responsible for originating, researching and advising hedge fund, mutual fund and private equity clients on equity and preferred equity investments in public and private companies.

David Yu. Mr. Yu was appointed as an executive vice president of the Company in March 2013. Mr. Yu is executive vice president and Head of Research of GS PMMC and GS MMLC and a member of the GSAM Private Credit Group with a focus on sourcing, structuring and executing privately negotiated debt financings and serves as its Head of Research. Mr. Yu is a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of the Company’s investments. Mr. Yu joined the firm in 2006. Prior to joining the firm, Mr. Yu was an associate in the Global Investments Group at Amaranth Advisors, where he similarly worked with public and private issuers to structure and execute debt and equity financings. Prior to joining Amaranth, he worked in the Leveraged Finance and Sponsor Coverage Group at CIBC World Markets.

Certain Relationships and Related Party Transactions

Investment Management Agreement

The Company is party to an investment management agreement, pursuant to which the Company pays GSAM, a wholly owned subsidiary of Group Inc., a fee for investment management services consisting of a management fee based on the Company’s gross assets (excluding cash or cash equivalents but including assets purchased with borrowed amounts) and an incentive fee based on the performance of the Company’s investments. Certain of the Company’s officers are also officers and employees of GSAM.

For the year ended December 31, 2016, the Company paid GSAM a total of $26.15 million in fees (excluding fees that are accrued but not paid) pursuant to the investment management agreement, which consisted of $16.84 million in management fees and $9.31 million in incentive fees.

License Agreement

The Company is party to a license agreement with an affiliate of Goldman Sachs pursuant to which the Company has been granted a non-exclusive, royalty-free license to use the “Goldman Sachs” name. Under this agreement, the Company does not have a right to use the Goldman Sachs name if GSAM or another affiliate of Goldman Sachs is not the Company’s investment adviser or if the Company’s continued use of such license results in a violation of applicable law, results in a regulatory burden or has adverse regulatory consequences. Other than with respect to this limited license, the Company has no legal right to the “Goldman Sachs” name.

Co-Investment Opportunities

The Company has in the past co-invested, and in the future may co-invest, on a concurrent basis with other funds managed by GSAM and its affiliates, but not if such co-investment is impermissible under existing regulatory guidance, applicable regulations or GSAM’s allocation procedures. Certain types of negotiated co-investments may be made only if the Company receives an order from the SEC permitting the Company to do so. On January 4, 2017, the SEC granted the Company, GS PMMC and GS MMLC, as well as certain other funds managed by GSAM in the future, the exemptive relief to make negotiated co-investments, subject to certain terms and conditions in the exemptive relief.

Related Party Transaction Review Policy

The Audit Committee conducts quarterly reviews of any potential related party transactions brought to its attention and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Ethics. Each of the Company’s directors and executive officers is instructed and periodically reminded to inform GSAM Compliance of any potential related party transactions. In addition, each such director and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting of the Board held on December 7, 2016, the Audit Committee selected and recommended, and the Board, including a majority of the Independent Directors, approved, the selection of PricewaterhouseCoopers to act as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017. This selection is presented for ratification by the Stockholders. If the Stockholders fail to ratify the selection of PricewaterhouseCoopers to serve as the independent registered public accounting firm for the year ending December 31, 2017, the Audit Committee and the Board will reconsider the continued retention of PricewaterhouseCoopers.

Representatives of PricewaterhouseCoopers are expected to be present at the Meeting and will be available to respond to appropriate questions from Stockholders if necessary. Representatives of PricewaterhouseCoopers will be given the opportunity to make statements at the Meeting, if they so desire.

Audit Fees

The aggregate audit fees billed by PricewaterhouseCoopers for the years ended December 31, 2016 and December 31, 2015 were $570,000 and $480,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements, review of the financial statements included in the Company’s Form 10-Qs and services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

No audit-related fees were billed by PricewaterhouseCoopers for the years ended December 31, 2016 and December 31, 2015.

Audit-related fees are for any services rendered to the Company that are reasonably related to the performance of the audits or reviews of the Company’s financial statements (but not reported as audit fees above). These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

The aggregate audit-related fees billed by PricewaterhouseCoopers to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the years ended December 31, 2016 and December 31, 2015 were $1,157,616 and $1,157,616, respectively. These amounts represent fees PricewaterhouseCoopers billed to GSAM for services related to the SSAE 16 report.

Tax Fees

The aggregate fees billed by PricewaterhouseCoopers for services rendered to the Company for tax compliance, tax advice and tax planning for the years ended December 31, 2016 and December 31, 2015 were $12,500 and $39,000, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accountant’s tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the preparation and review of the Company’s tax returns.

No tax fees were billed by the Company’s independent registered public accountant to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the years ended December 31, 2016 and December 31, 2015.

All Other Fees

No fees were billed by PricewaterhouseCoopers for products and services provided to the Company, other than the services reported in “Audit Fees,” “Audit Related Fees,” and “Tax Fees” above, for the years ended December 31, 2016 and December 31, 2015.

No other fees were billed by the Company’s independent registered public accountant to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the years ended December 31, 2016 and December 31, 2015.

Aggregate Non-Audit Fees

No non-audit fees were billed to the Company’s investment adviser and service affiliates by PricewaterhouseCoopers for non-audit services for the years ended December 31, 2016 and December 31, 2015. This includes any non-audit services required to be pre-approved or non-audit services that did not require pre-approval since they did not directly relate to the Company’s operations or financial reporting.

Pre-Approval of Audit and Non-Audit Services Provided to the Company

The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Company may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the audit committee financial expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the SEC’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GSAM. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to the Company, the Audit Committee will pre-approve those non-audit services provided to the Company’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Company) where the engagement relates directly to the operations or financial reporting of the Company.

The Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of PricewaterhouseCoopers. The Audit Committee did not approve any of the audit-related, tax, or other non-audit fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. PricewaterhouseCoopers did not provide any audit-related services, tax services or other non-audit services to GSAM or any entity controlling, controlled by or under common control with GSAM that provides ongoing services to the Company that the Audit Committee was required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee considered whether the provision of non-audit services rendered to GSAM and any entity controlling, controlled by, or under common control with GSAM that provides ongoing services to the Company that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Company is compatible with maintaining PricewaterhouseCoopers’ independence.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

Audit Committee Report (1)

The following is the report of the Audit Committee of Goldman Sachs BDC, Inc. (the “Company”) with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2016 (the “Audited Financial Statements”).

The Audit Committee has: (a) reviewed and discussed the Audited Financial Statements with the management of the Company; (b) discussed with the independent auditor the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Standard No. 16, as modified or supplemented; and (c) received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB Ethics and Independence Rule 3526 regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the auditor’s independence.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Company’s independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the Audited Financial Statements and the discussions referred to above with management and the Company’s independent auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be accepted by the Board of Directors and included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

February 22, 2017

The Audit Committee

Ross J. Kari, Chairman

Jaime Ardila

Ashok N. Bakhru

Janet F. Clark

Ann B. Lane

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The management of the Company does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of Caroline Kraus and Neena Reddy, who are the persons named as proxy.

VOTE REQUIRED FOR THE ELECTION OF DIRECTORS AND

APPROVAL OF OTHER MATTERS AT THE MEETING

A quorum for the transaction of business at the Meeting is established by the presence, in person or by proxy, of holders representing a majority of the votes entitled to be cast at the Meeting. Stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting and at any postponements or adjournments thereof. There were 36,342,786 shares of our common stock outstanding on March 17, 2017. Each share of common stock is entitled to one vote. Cumulative voting is not permitted.

Election of Directors

The election of each nominee requires a majority of the votes cast by all Stockholders present, in person or by proxy, at the Meeting, provided that if, as of the tenth (10th) day preceding the date the Company first mails the notice of such meeting to the Stockholders, the number of nominees for the directorships (or, if applicable, the directorships of a particular class of directors) exceeds the number of such directors to be elected, such directors shall be elected by the vote of a plurality of the votes cast. Under the Company’s bylaws, a majority of votes cast means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election).

Ratification of Auditor

Approval of Proposal 2, the ratification of the selection of PricewaterhouseCoopers to serve as the Company’s independent registered public accounting firm, requires a majority of the votes cast by all Stockholders present, in person or by proxy, at the Meeting.

Broker Non-Votes

Broker “non-votes” are shares held in an account with an Authorized Institution for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority with respect to a non-routine proposal. As broker non-votes are entitled to vote on Proposal 2, broker non-votes will be counted as shares present for purposes of determining whether a quorum is present.

Proposal 1 is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1, the election of two Class I directors. Therefore, if you do not vote and you do not give your broker or other nominee specific instructions on how to vote for you, then your shares will have no effect on Proposal 1.

Proposal 2, the ratification of the selection of PricewaterhouseCoopers to serve as the Company’s independent registered public accounting firm, is a routine matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with voting instructions, then your broker, bank or nominee will be able to vote your shares for you on Proposal 2.

Abstentions

Abstentions will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against the Proposal for which the proxy card has been marked “Abstain”. Accordingly, abstentions will have no effect on either Proposal.

Adjournment

If less than a quorum is present at the Meeting or if an insufficient number of votes is present for the approval of the Proposals, the chairman of the Meeting shall have the power to adjourn the Meeting from time to time without notice other than announcement at the Meeting.

A vote may be taken on either Proposal prior to any such adjournment if there are sufficient votes for approval of such Proposal.

COMMUNICATIONS WITH THE BOARD

All interested parties, including Stockholders, may send communications to the Board, the Independent Directors, the Chairman or any other individual director, by addressing such communication to the Board, the Independent Directors, the Chairman or to the individual director, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

ANNUAL AND QUARTERLY REPORTS

Copies of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available, without charge, on its website at https://www.goldmansachsbdc.com or upon request by writing to the Company or by calling the Company toll-free at (800) 621-2550. Please direct your written request to Caroline Kraus, Secretary, at the Company, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. Copies of such reports are also posted and are available without charge on the SEC’s website at www.sec.gov.

CORPORATE GOVERNANCE

Code of Ethics

The Company has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and the Company has also approved the Company’s investment adviser’s Code of Ethics that it adopted in accordance with Rule 17j-1 and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. These Codes of Ethics establish, among other things, procedures for personal investments and restrict certain personal securities transactions, including transactions in securities that are held by the Company. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090 or (800) SEC-0330. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov). Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics which applies to, among others, the Company’s Chief Executive Officer and Chief Financial Officer. The Company intends to disclose any material amendment to or waivers of required provisions of the Code of Business Conduct and Ethics on a current report on Form 8-K or on the Company’s website. The Code of Business Conduct and Ethics can be accessed via the Company’s website (https://www.goldmansachsbdc.com).

Corporate Governance Guidelines and Director Charter

The Company has adopted a Corporate Governance Guidelines and Director Charter which applies to, among other things, the authority and duties of the directors, the composition of the Board and the election and role of the Chairman of the Board. The Corporate Governance Guidelines and Director Charter can be accessed via the Company’s website (https://www.goldmansachsbdc.com).

ADDITIONAL INFORMATION

The principal address of the Company’s investment adviser is Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

The principal address of the Company’s administrator is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

STOCKHOLDER PROPOSALS

The Company expects that the 2018 Annual Meeting of Stockholders will be held in May 2018, but the exact date, time and location of such meeting have yet to be determined. A Stockholder who intends to present a proposal at that annual meeting, including nomination of a director, must submit the proposal in writing to the Secretary of the Company at the Company, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. Notices of intention to present proposals, including nomination of a director, at the 2018 annual meeting must be received by the Company no earlier than January 19, 2018 and no later than 5:00 p.m., Eastern Time, on February 18, 2018. In order for a proposal to be considered for inclusion in the Company’s proxy statement for the 2018 Annual Meeting, the Company must receive the proposal no later than November 21, 2017. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Stockholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to vote by mail, Internet or telephone. If you choose to vote by mail, please sign and date the enclosed proxy card and return it in the enclosed envelope. No postage is required if mailed in the United States. If you choose to vote by Internet or telephone, please use the control number on the proxy card and follow the instructions on the proxy card. If you have any questions regarding the proxy materials please contact the Company at (800) 621-2550.

BDCPROXYSTMT 05-17

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site GOLDMAN SACHS BDC, INC. and follow the instructions to obtain your records and to create an electronic
71 S WACKER DR, SUITE 500 voting instruction form.
CHICAGO, IL 60606
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,
51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E24234-P91201 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY
GOLDMAN SACHS BDC, INC.
The Board of Directors recommends you vote FOR the following:
1. Election of Directors
For Against Abstain Nominees:
1a. Ross J. Kari ! ! ! 1b. Ann B. Lane ! ! !
The Board of Directors recommends you vote FOR the following proposal: For Against Abstain
2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting ?rm for the ?scal year ending ! ! ! December 31, 2017.
NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other ?duciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized of?cer.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

E24235-P91201
GOLDMAN SACHS BDC, INC. (the “Company”) Annual Meeting of Stockholders May 19, 2017 10:00 a.m., EDT
This proxy is solicited by the Board of Directors
The undersigned stockholder(s) hereby appoint(s) Caroline Kraus, Secretary of the Company, and Neena Reddy, Assistant Secretary of the Company, or either of them, as proxies of the undersigned, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of the Company that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., EDT on May 19, 2017, at the of?ces of Goldman Sachs Asset Management, L.P., 30 Hudson Street, Jersey City, New Jersey 07302, and any adjournment or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. The proxies are also authorized, in their discretion, to vote upon such other matters as may come before the annual meeting or any postponements or adjournments.
Continued and to be signed on reverse side